                                                                    EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Inc.                        CASE NO.     01-53291
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Oct-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH               FILING(1)
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                     $69,318,148        $82,424,847
                                                                         --------------      ------------
    b.  Total Assets                                                      $243,493,363       $256,613,807            $992,513,084
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                 $3,077,911         $3,473,378
                                                                        --------------      ------------
    d.  Total Liabilities                                                 $282,142,199       $283,430,188            $340,671,459
                                                                        --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                        $112,557           $416,906             $18,919,539
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                $13,206,774        $58,258,189            $144,718,563
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        ($13,094,217)      ($57,841,283)          ($125,799,024)
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                    $74,626,189       $132,467,472            $187,330,996
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                  $61,531,972        $74,626,189             $61,531,972
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        ($11,880,064)      ($5,218,559)          ($589,560,368)
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                             $5,204,545        $5,204,590
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                               $3,077,911        $3,473,378
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                    $737,495          $584,454
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [X]            [ ]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [X]            [ ]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [X]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](2)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [3];        U.S. Trustee Quarterly Fees [X];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [X].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:  (1) AS MAINTAINED ON THE DEBTOR'S BOOKS.
        (2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.
        (3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  11/15/02                         /s/Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 8

PAYEE                                              PAYMT DATE        AMOUNT PAID
------                                             ----------      ---------------
Sanmina Corporation                                10/21/2002      $10,166,000.00
General Dynamics Government Systems Corp.          10/30/2002      $   135,800.00
Sanmina Corporation                                10/30/2002      $ 1,261,000.00
Tetra Tech, Inc. (Whalen & Company, Inc)           10/30/2002      $   756,600.00
                                                                   --------------
                                                                   $12,319,400.00
                                                                   ==============

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                               DATE OF PAYMENT   AMOUNT PAID
--------------------------------    ---------------   ------------
Murphy Sheneman Julian & Rogers        10/4/2002      $160,234.03
Gibson, Dunn & Crutcher                10/4/2002      $103,450.44
Nightingale & Assoc., LLC              10/7/2002      $ 94,119.37
Ernst & Young Corporation              10/7/2002      $ 16,000.00
PriceWaterhouseCoopers                10/17/2002      $  5,737.20
Murphy Sheneman Julian & Rogers       10/17/2002      $219,854.52
FTI Consulting                        10/21/2002      $ 46,872.75
                                                      -----------
                                                      $646,268.31
                                                      ===========

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    10/31/02
                                          ----------------


        CURRENT MONTH
----------------------------------------
                                                                                                     CUMULATIVE       NEXT MONTH
ACTUAL       FORECAST(1) VARIANCE                                                                  (CASE TO DATE)      FORECAST(2)
----------   --------    --------                                                                  --------------    -----------
                                    REVENUES:
        $0    n/a         n/a       1   Gross Sales                                                   $1,944,095         n/a
----------   --------    --------                                                                  --------------    -----------
        $0    n/a         n/a       2   less: Sales Returns & Allowances                                                 n/a
----------   --------    --------                                                                  --------------    -----------
        $0    n/a         n/a       3   Net Sales                                                     $1,944,095         n/a
----------   --------    --------                                                                  --------------    -----------
        $0    n/a         n/a       4   less: Cost of Goods Sold             (Schedule 'B')          $13,523,137         n/a
----------   --------    --------                                                                  --------------    -----------
        $0    n/a         n/a       5   Gross Profit                                                ($11,579,042)        n/a
----------   --------    --------                                                                  --------------    -----------
   $39,733    n/a         n/a       6   Interest                                                      $4,896,561         n/a
----------   --------    --------                                                                  --------------    -----------
        $0    n/a         n/a       7   Other Income:       Proceeds from sale of common stock        $1,779,385         n/a
----------   --------    --------                           ----------------------------------     --------------    -----------
                                    8                         in Packeteer, Inc.
----------   --------    --------       ------------------------------------------------------     --------------    -----------
                                    9
----------   --------    --------       ------------------------------------------------------     --------------    -----------
   $39,733    n/a         n/a      10       TOTAL REVENUES                                           ($4,903,096)        n/a
----------   --------    --------                                                                  --------------    -----------
                                    EXPENSES:
        $0    n/a         n/a      11   Compensation to Owner(s)/Officer(s)                             $339,114         n/a
----------   --------    --------                                                                  --------------    -----------
   $31,838    n/a         n/a      12   Salaries(4)                                                   $3,800,555         n/a
----------   --------    --------                                                                  --------------    -----------
        $0    n/a         n/a      13   Commissions                                                      $16,225         n/a
----------   --------    --------                                                                  --------------    -----------
    $6,583    n/a         n/a      14   Contract Labor                                                  $701,777         n/a
----------   --------    --------                                                                  --------------    -----------
                                        Rent/Lease:
        $0    n/a         n/a      15       Personal Property                                            $62,284         n/a
----------   --------    --------                                                                  --------------    -----------
   $10,251     n/a         n/a     16       Real Property                                             $4,294,213         n/a
----------   --------    --------                                                                  --------------    -----------
   $12,083     n/a         n/a     17   Insurance                                                     $1,153,483         n/a
----------   --------    --------                                                                  --------------    -----------
                                   18   Management Fees
----------   --------    --------                                                                  --------------    -----------
      $215     n/a         n/a     19   Depreciation                                                 $32,790,053         n/a
----------   --------    --------                                                                  --------------    -----------
                                        Taxes:
                                   20       Employer Payroll Taxes
----------   --------    --------                                                                  --------------    -----------
        $0    n/a         n/a      21       Real Property Taxes                                          $16,822         n/a
----------   --------    --------                                                                  --------------    -----------
      $247    n/a         n/a      22       Other Taxes                                                 $322,508         n/a
----------   --------    --------                                                                  --------------    -----------
        $0    n/a         n/a      23   Other Selling                                                   $359,386         n/a
----------   --------    --------                                                                  --------------    -----------
   $21,130    n/a         n/a      24   Other Administrative                                          $2,739,648         n/a
----------   --------    --------                                                                  --------------    -----------
        $0    n/a         n/a      25   Interest Expense                                              $1,726,246         n/a
----------   --------    --------                                                                  --------------    -----------
   $15,919    n/a         n/a      26   Other Expenses:      Bonus                                    $1,588,457         n/a
----------   --------    --------                           -----------------------------------    --------------    -----------
        $0    n/a         n/a      27                        Overtime                                    $29,404         n/a
----------   --------    --------       -------------------------------------------------------    --------------    -----------
        $0    n/a         n/a      28                        Fringe benefits                            $896,383         n/a
----------   --------    --------       -------------------------------------------------------    --------------    -----------
        $0    n/a         n/a      29                        Severance                                  $912,712         n/a
----------   --------    --------       -------------------------------------------------------    --------------    -----------
        $0    n/a         n/a      30                        Repair & Maintenance                     $1,146,626         n/a
----------   --------    --------       -------------------------------------------------------    --------------    -----------
      $103    n/a         n/a      31                        Travel                                     $134,522         n/a
----------   --------    --------       -------------------------------------------------------    --------------    -----------
        $0    n/a         n/a      32                        Telephone                                  $404,055         n/a
----------   --------    --------       -------------------------------------------------------    --------------    -----------
        $0    n/a         n/a      33                        IS & Facility Allocation                ($1,483,937)        n/a
----------   --------    --------       -------------------------------------------------------    --------------    -----------
        $0    n/a         n/a      34                        Cleaning Services                           $91,697         n/a
----------   --------    --------       -------------------------------------------------------    --------------    -----------
   $98,369    n/a         n/a      35       TOTAL EXPENSES                                           $52,043,233         n/a
----------   --------    --------                                                                  --------------    -----------
 ($58,636)    n/a         n/a      36 SUBTOTAL                                                      ($56,946,329)        n/a
----------   --------    --------                                                                  --------------    -----------
                                      REORGANIZATION ITEMS:
($385,928)    n/a         n/a      37   Professional Fees                                           ($12,034,380)        n/a
----------   --------    --------                                                                  --------------    -----------
              n/a         n/a      38   Provisions for Rejected Executory Contracts                                      n/a
----------   --------    --------                                                                  --------------    -----------
              n/a         n/a      39   Interest Earned on Accumulated Cash from                                         n/a
----------   --------    --------                                                                  --------------    -----------
                                        Resulting Chp 11 Case
        $0    n/a         n/a      40   Gain or (Loss) from Sale of Equipment                      ($491,930,622)        n/a
----------   --------    --------                                                                  --------------    -----------
   ($8,500)   n/a         n/a      41   U.S. Trustee Quarterly Fees                                     ($50,500)        n/a
----------   --------    --------                                                                  --------------    -----------
        $0    n/a         n/a      42   Writeoff of Pre-Petition Fringe Benefit Accrual                $1,068,719        n/a
----------   --------    -------       ---------------------------------------------------------   --------------    -----------
        $0    n/a         n/a      43   Writeoff of Pre-Petition Accrued Bonus                         $4,909,952        n/a
----------   --------    -------       ---------------------------------------------------------   --------------    -----------
        $0    n/a         n/a      44   Writeoff of Debt & Warrant Offering Cost                     ($7,255,999)        n/a
----------   --------    -------       ---------------------------------------------------------   --------------    -----------
        $0    n/a         n/a      45   Writeoff of Deferred Cost of Sales                           ($2,961,114)        n/a
----------   --------    -------       ---------------------------------------------------------   --------------    -----------
        $0    n/a         n/a      46   Writeoff of Investment in Subsidiaries                       ($5,185,973)        n/a
----------   --------    -------       ---------------------------------------------------------   --------------    -----------
        $0    n/a         n/a      47   Writeoff Prepaid Expenses                                    ($2,064,761)        n/a
----------   --------    -------       ---------------------------------------------------------   --------------    -----------
($11,427,000)  n/a         n/a     48   Settlement Charges                                          ($17,340,047)        n/a
------------  -------    -------       ---------------------------------------------------------   --------------    -----------
        $0    n/a         n/a      49   Expenses for pre-petition liabilities(3)                       ($750,000)        n/a
------------  -------    -------       ---------------------------------------------------------   --------------    -----------
        $0    n/a         n/a      50   Refund on collocation site                                      $189,354         n/a
------------  -------    -------       ---------------------------------------------------------   --------------    -----------
        $0    n/a         n/a      51   Receipt on settlement from WFI                                  $250,000         n/a
------------  -------    -------       ---------------------------------------------------------   --------------    -----------
        $0    n/a         n/a      52   Gain on adjustment of pre-petition bond interest                $541,332         n/a
------------  -------    -------       ---------------------------------------------------------   --------------    -----------


($11,821,428)  n/a         n/a     53        TOTAL REORGANIZATION ITEMS                            ($532,614,039)        n/a
------------  -------    -------                                                                   --------------    -----------
($11,880,064)  n/a         n/a     54  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              ($589,560,368)        n/a
------------  -------    -------                                                                   --------------    -----------
               n/a         n/a     55   Federal & State Income Taxes                                          $0         n/a
------------  -------    -------                                                                   --------------    -----------
($11,880,064)  n/a         n/a     56 NET PROFIT (LOSS)                                            ($589,560,368)        n/a
============  =======    =======                                                                   ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.
(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.
(3) Expense the settlement of unrecorded pre-petition debt. Payment made from restricted cash - Surety Bonds.
(4) Includes payments made up to former employees who are currently working under consulting agreements.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     10/31/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES            BOOK VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash, cash equivalents and short term investment - unrestricted                         $41,798,538
                                                                                                 ------------
 2        Cash, cash equivalents and short term investment - restricted                           $19,733,434
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                    $5,204,545
                                                                                                 ------------
 4        Inventory (2)                                                       B                            $0
                                                                                                 ------------
 5        Prepaid expenses                                                                         $1,232,180
                                                                                                 ------------
 6        Professional retainers                                                                      $99,278
                                                                                                 ------------
 7        Other:    Deferred Cost of Sales (3)                                                             $0
                    ----------------------------------------------                               ------------
 8                  Deposits                                                                       $1,249,847
          --------------------------------------------------------                               ------------
 9                  Other receivable                                                                       $0
          --------------------------------------------------------                               ------------
10                  Others                                                                               $327
          --------------------------------------------------------                               ------------

11                  TOTAL CURRENT ASSETS                                                          $69,318,148
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (BOOK VALUE) (2)
12        Real property                                                       C                            $0
                                                                                                 ------------
13        Machinery and equipment                                             D                        $1,410
                                                                                                 ------------
14        Furniture and fixtures                                              D                            $0
                                                                                                 ------------
15        Network equipment                                                   D                            $0
                                                                                                 ------------
16        Leasehold improvements                                              D                            $0
                                                                                                 ------------
17        Vehicles                                                            D                            $0
                                                                                                 ------------
18        Other:                                                              D
                    ----------------------------------------------                               ------------
19                                                                            D
          --------------------------------------------------------                               ------------
20                  TOTAL PROPERTY AND EQUIPMENT                                                       $1,410
                                                                                                 ------------
    OTHER ASSETS
21        Network Equipment & Inventory (2)                                                                $0
                                                                                                 ------------
22        Deferred Cost of Sales-Long term (3)                                                             $0
                                                                                                 ------------
23        Long Term Deposits                                                                         $250,000
                                                                                                 ------------
24        Investment in subsidiaries (3)                                                                   $0
          --------------------------------------------------------                               ------------
25        WCS Spectrum                                                                             $1,168,394
          --------------------------------------------------------                               ------------
26        Debt & Warrant Offering - 2000 (3)                                                               $0
          --------------------------------------------------------                               ------------
27        Intercompany receivables - Metricom DC, LLC (1)                                        $172,755,411
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                           $174,173,805
                                                                                                 ------------
29                  TOTAL ASSETS                                                                 $243,493,363
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
        (1) Prior year adjustment retroactive to 12/31/00 due to change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.
        (2) Inventory and PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.
        (3) Deferred Cost of Sales, Debt & Warrant Offering cost and Investment in subsidiaries were written off from the books on 12/31/01.

The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Bonus                                                                                          $89,285
                                                                                                                   --------------
34                        Vacation                                                                                            $0
                                                                                                                   --------------
35                        Sales and use tax payable                                                                      $15,868
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                $1,350,040
                                                                                                                   --------------
37                        Franchise Tax Payable                                                                           $8,035
                                                                                                                   --------------
38                        Fringe Benefits Applied                                                                         $9,983
                                                                                                                   --------------
39                        Accrued professional fees                                                                   $1,616,700
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)
                                                                                                                   --------------
41                        Other:      Others                                                                            ($12,000)
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                   $3,077,911
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                             $3,077,911
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                $3,470,874
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                $3,638,869
                                                                                                                   --------------
49                        General unsecured claims                                                   F              $271,954,545
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                            $279,064,287
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                         $282,142,199
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing (1)                                                  ($885,004,240)
                                                                                                                   --------------
53              Capital Stock                                                                                            $30,920
                                                                                                                   ---------------
54              Additional paid-in capital                                                                          $790,757,686
                                                                                                                   --------------
55              Warrants to purchase Common Stock                                                                     $6,328,173
                                                                                                                   --------------
56              Accum other comprehensive income                                                                        $121,089
                                                                                                                   --------------
57              Cumulative profit/(loss) since filing case                                                         ($589,560,368)
                                                                                                                   --------------
                Preferred Stock                                                                                     $638,677,904
                                                                                                                   --------------
58              Equity adjustment for pre-petition liabilities due to Chapter 11 filing (2)                                   $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                    ($38,648,836)
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                          $249,493,363
                                                                                                                   ==============


NOTE:   (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.
        (2) Reclassification of the pre-petition liabilities from Equity to Schedule F. The amounts were erroneously scheduled in prior Monthly Operating Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0        $612,545
                                                          ----------------------- ---------------
     31-60 Days                                                               $0        $153,041
                                                          ----------------------- ---------------
     61-90 Days                                                               $0         $49,195               $737,495 (1)
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                         $6,848,177        $535,259
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                $6,848,177      $1,350,040
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                  $1,643,633
                                                          -----------------------
     Accounts receivable (net)                                        $5,204,545
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------                               --------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase
                                                                                                             --------------
       Product for resale                                     Direct labor
                                        -------------                                                        --------------
                                                              Manufacturing overhead
                                                                                                             --------------
     Distribution -                                           Freight in
                                                                                                             --------------
       Products for resale                                    Other:                                                    $0
                                        -------------                                                        --------------
                                                                                                                        $0
                                                            ----------------------------------------------   --------------
     Manufacturer -                                                                                                     $0
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage
                                                                                                             --------------
     Other - Explain                                          Personal Use
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------


NOTE:

     (1) Represents the 20% holdback of approved professional fees and $404,120 of professional fee invoice from Houlihan Lokey.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                          OTHER DEPRECIABLE ASSETS (1)

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        Computer Hardware                                                                 $16,688          $16,688
        --------------------------------------------------------------------              -------     ------------
          Accumulated Depreciation                                                       ($15,278)        ($15,278)
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                              $1,410           $1,410
                                                                                          =======     ============
Furniture & Fixtures -

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Network Equipment -

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

NOTE:

     (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks


                                  Page 8 of 12


                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE  (1)                                      0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -------
FEDERAL
         Income Tax Withholding                               $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         FICA - Employee                                      $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         FICA - Employer                                      $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Unemployment (FUTA)                                  $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Income                                               $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Other (Attach List)                                  $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0          $0
                                                        ---------  ---------- ---------- --------    -------
STATE AND LOCAL
         Income Tax Withholding                               $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Unemployment (UT)                                    $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Disability Insurance (DI)                            $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Empl. Training Tax (ETT)                             $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Sales and Use Tax                                    $0                         $15,868     $15,868
                                                        ---------  ---------- ---------- --------    -------
         Excise                                               $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Real property (2)                                    $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Personal property (2)                                $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Income                                               $0                                          $0
                                                        ---------  ---------- ---------- --------    -------
         Other (Franchise Tax)                                $0          $0         $0   $8,035      $8,035
                                                        ---------  ---------- ---------- --------    -------
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0  $23,903     $23,903
                                                        ---------  ---------- ---------- --------    -------
TOTAL TAXES                                                   $0          $0         $0  $23,903     $23,903
                                                        =========  ========== ========== ========    =======

(1)     ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.
(2) IN PRIOR MONTHLY OPERATING REPORTS, $220 AND $1,847,592 WERE REPORTED ERRONEOUSLY AS POST-PETITION REAL AND PERSONAL PROPERTY TAXES, WHICH SHOULD HAVE BEEN SCHEDULED AS PRE-PETITION TAXES.


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                     AMOUNT (2)      AMOUNT (3)
--------------------------------------------                 --------------   ------------
         Secured claims (1)                                     $3,470,874      $3,470,874
                                                             --------------   ------------
         Priority claims other than taxes                           $4,650        $364,522
                                                             --------------   ------------
         Priority tax claims                                    $1,979,948      $3,274,347
                                                             --------------   ------------
         General unsecured claims                             $908,144,785    $271,954,545
                                                             --------------   ------------

(1) The balance represents the amount originally filed in the Debtor's Schedule of Assets and Liabilities (SoAL).
(2) The above represents the total claimed amount originally filed. As of 10/31/02 Creditors have filed claims of approximately $1.0 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in subsequent Monthly Operating Reports.
(3) The total represents the Debtors' balance recorded in accordance with GAAP as of 10/31/02. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 10/31/02 the total amount of the claims filed was approximately $1.0 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                       ACCOUNT 1   ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                      -----------  --------- --------- ---------
Bank                                                    Please refer to attached statement
                                                      ------------------------------------------
Account Type
                                                      -----------  --------- --------- ---------
Account No.
                                                      -----------  --------- --------- ---------
Account Purpose
                                                      -----------  --------- --------- ---------
Balance, End of Month
                                                      -----------  --------- --------- ---------
Total Funds on Hand for all Accounts                  $61,531,972
                                                      -----------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


BANKS                                                            ACCOUNT NO.                         ACCOUNT TYPE
----------------------------------------------------------    ------------------   ------------------------------------------------
Wells Fargo General Account                                      4487-098311                        General Banking
Wells Fargo Controlled Disbursement Account                      4759-600877                        General Banking
Wells Fargo Southeast PC Account                                 4375-685799                        General Banking
Wells Fargo Northeast Account                                    4375-685815                        General Banking
Wells Fargo Western Region Account                               4375-685823                        General Banking
Wells Fargo Northern Central Account                             4375-686193                        General Banking
Wells Fargo Ricochet Account                                     4487-098485                        General Banking
Wells Fargo Metricom Account                                     4496-812934                        General Banking
Wells Fargo Flex Benefits Account                                4761-067420                        General Banking
Wells Fargo Medical Benefits Account                             4761-067438                        General Banking
Wells Fargo LLC Account                                          4487-099655                        General Banking
Union Bank of California                                         6450-135869                        General Banking
Union Bank of California - Payroll                               6450-136792                        General Banking
Union Bank of California - General                               2180043112                         CHPT. 11 Banking
Union Bank of California - General                               2180043244                         CHPT. 11 Banking
Union Bank of California - Payroll                               2180043252                         CHPT. 11 Banking
Union Bank of California - Tax                                   2180043260                         CHPT. 11 Banking
Union Bank of California - Medical                               2180043279                         CHPT. 11 Banking
Union Bank of California - Flex Benefits                         2180043287                         CHPT. 11 Banking
Union Bank of California - Escrow                                2180043740                         CHPT. 11 Banking
Union Bank of California - General Pre-petition                  2180043147                         General Banking
Union Bank of California - Payroll Pre-petition                  2180043155                         General Banking
Union Bank of California - Administrative Reserve                2180046561                        Bankruptcy Banking
Union Bank of California - Plan Disbursement                     2180046588                        Bankruptcy Banking
Union Bank of California - Allowed Class 3 Distribution          2180046596                        Bankruptcy Banking
Union Bank of California - Disputed Claims Reserve               2180046618                        Bankruptcy Banking
Union Bank of California - Aerie Sales Proceeds Reserve          2180046693                        Bankruptcy Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                                             881-881235108                      Money Market Funds
Fidelity Institutional                                        0059-00493084842                     Money Market Funds
JP Morgan Institutional                                            5012931                         Money Market Funds
Dreyfus Institutional                                          288-0981002876                      Money Market Funds

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund                                            000MB2890-1     Investments in CP, Money Market Funds, Treasuries
Morgan Stanley & Co.                                             14-78C44-1      Investments in CP, Money Market Funds, Treasuries
Salomon Smith Barney                                            449-0H399-19     Investments in CP, Money Market Funds, Treasuries
Lehman Brothers                                                 833-79266-15     Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt                                             138816        Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt Pledged                                     2215431       Investments in CP, Money Market Funds, Treasuries

LT INVESTMENTS
Bank One                                                         204821-000                       Government T-Strips
State Street Bank                                                127415-010                       Money Market account

EQUITY INVESTMENTS
Lehman Brothers                                                 833-41241-15                Equity stake in Packeteer, Inc.

Petty Cash on hand







BANKS                                                                                         ACCOUNT PURPOSE
----------------------------------------------------------               ----------------------------------------------------------
Wells Fargo General Account                                                                   General Banking
Wells Fargo Controlled Disbursement Account                                                   General Banking
Wells Fargo Southeast PC Account                                                              General Banking
Wells Fargo Northeast Account                                                                 General Banking
Wells Fargo Western Region Account                                                            General Banking
Wells Fargo Northern Central Account                                                          General Banking
Wells Fargo Ricochet Account                                                                  General Banking
Wells Fargo Metricom Account                                                                  General Banking
Wells Fargo Flex Benefits Account                                                             General Banking
Wells Fargo Medical Benefits Account                                                          General Banking
Wells Fargo LLC Account                                                                       General Banking
Union Bank of California                                                                      General Banking
Union Bank of California - Payroll                                                            General Banking
Union Bank of California - General                                                            General Banking
Union Bank of California - General                                                            General Banking
Union Bank of California - Payroll                                                            General Banking
Union Bank of California - Tax                                                                General Banking
Union Bank of California - Medical                                                            General Banking
Union Bank of California - Flex Benefits                                                      General Banking
Union Bank of California - Escrow                                                             General Banking
Union Bank of California - General Pre-petition                                               General Banking
Union Bank of California - Payroll Pre-petition                                               General Banking
Union Bank of California - Administrative Reserve                                             General Banking
Union Bank of California - Plan Disbursement                                                  General Banking
Union Bank of California - Allowed Class 3 Distribution                                       General Banking
Union Bank of California - Disputed Claims Reserve                                            General Banking
Union Bank of California - Aerie Sales Proceeds Reserve                                       General Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                                                                 Account invests in A1/P1 funds only
Fidelity Institutional                                                              Account invests in A1/P1 funds only
JP Morgan Institutional                                                             Account invests in A1/P1 funds only
Dreyfus Institutional                                                               Account invests in A1/P1 funds only

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund                                                               Account invests in A1/P1 funds only
Morgan Stanley & Co.                                                                Account invests in A1/P1 funds only
Salomon Smith Barney                                                                Account invests in A1/P1 funds only
Lehman Brothers                                                                     Account invests in A1/P1 funds only
Wells Fargo Asset Mgmt                                                              Account invests in A1/P1 funds only
Wells Fargo Asset Mgmt Pledged                                           Account holds collateral for outstanding Letters of Credit

LT INVESTMENTS
Bank One                                                                            Restricted Bonds for Coupon payments
State Street Bank                                                                     Escrow account for Tim Dreisbach

EQUITY INVESTMENTS
Lehman Brothers                                                            Own 20,700 stake in PKTR at a purchase price of $0.25

Petty Cash on hand








                                                                              10/31/2002             10/31/2002
BANKS                                                                        BANK BALANCE           BOOK BALANCE
----------------------------------------------------------                   ------------           -------------
Wells Fargo General Account                                                            $0                     $0
Wells Fargo Controlled Disbursement Account                                            $0                     $0
Wells Fargo Southeast PC Account                                                       $0                     $0
Wells Fargo Northeast Account                                                          $0                     $0
Wells Fargo Western Region Account                                                     $0                     $0
Wells Fargo Northern Central Account                                                   $0                     $0
Wells Fargo Ricochet Account                                                           $0                     $0
Wells Fargo Metricom Account                                                           $0                     $0
Wells Fargo Flex Benefits Account                                                      $0                     $0
Wells Fargo Medical Benefits Account                                                   $0                     $0
Wells Fargo LLC Account                                                                $0                     $0
Union Bank of California                                                               $0                     $0
Union Bank of California - Payroll                                                     $0                     $0
Union Bank of California - General                                                     $0                     $0
Union Bank of California - General                                             $2,180,133             $2,066,813
Union Bank of California - Payroll                                                 $5,835                 $5,835
Union Bank of California - Tax                                                         $0                     $0
Union Bank of California - Medical                                                     $0                     $0
Union Bank of California - Flex Benefits                                               $0                     $0
Union Bank of California - Escrow                                                      $0                     $0
Union Bank of California - General Pre-petition                                        $0                     $0
Union Bank of California - Payroll Pre-petition                                        $0                     $0
Union Bank of California - Administrative Reserve                                 $23,164                     $0
Union Bank of California - Plan Disbursement                                  $36,908,386            $36,908,386
Union Bank of California - Allowed Class 3 Distribution                        $1,328,677             $1,328,677
Union Bank of California - Disputed Claims Reserve                                     $0                     $0
Union Bank of California - Aerie Sales Proceeds Reserve                        $8,252,712             $8,252,712
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                                                                    $0                     $0
Fidelity Institutional                                                                 $0                     $0
JP Morgan Institutional                                                                $0                     $0
Dreyfus Institutional                                                                  $0                     $0

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund                                                          $5,526,189             $5,526,189
Morgan Stanley & Co.                                                                   $0                     $0
Salomon Smith Barney                                                                   $0                     $0
Lehman Brothers                                                                $1,226,376             $1,226,376
Wells Fargo Asset Mgmt                                                           $152,240               $152,240
Wells Fargo Asset Mgmt Pledged                                                   $100,318               $100,318

LT INVESTMENTS
Bank One                                                                       $5,563,798             $5,563,798
State Street Bank                                                                $290,417               $290,417

EQUITY INVESTMENTS
Lehman Brothers                                                                  $109,710               $109,710

Petty Cash on hand                                                                   $500                   $500
                                                                              -----------            -----------
                                                                              $61,668,456            $61,531,972
                                                                              ===========            ===========

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    10/31/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected
                                                                                -------------       --------------
2             Cash Received from Sales                                                  $281              $836,320
                                                                                -------------       --------------
3             Interest Received                                                      $40,005            $4,012,714
                                                                                -------------       --------------
4             Borrowings
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders
                                                                                -------------       --------------
6             Capital Contributions
                                                                                -------------       --------------
7               Legal Settlement                                                                            $9,000
              ------------------------------------------------------------      -------------       --------------
8               Proceeds from sale of common stock in Packeteer,Inc.                                    $1,810,635
              ------------------------------------------------------------      -------------       --------------
9               Interest Accrued on Government Ship                                                       $913,643
              ------------------------------------------------------------      -------------       --------------
10              Unrealized gain on short term investment                             $47,610              $192,824
              ------------------------------------------------------------      -------------       --------------
11              Proceeds from sale of fixed assets/Inventory                                            $9,575,568
              ------------------------------------------------------------      -------------       --------------
12              Miscellaneous refund                                                 $24,661              $844,609
              ------------------------------------------------------------      -------------       --------------
                Receipt on settlement from WFI                                                            $250,000
              ------------------------------------------------------------      -------------       --------------
13              Voided cashier's checks paid for pre-petition liabilities                                 $474,226
              ------------------------------------------------------------      -------------       --------------

14                   TOTAL CASH RECEIPTS                                            $112,557           $18,919,539
                                                                                -------------       --------------
     CASH DISBURSEMENTS
15            Payments for Inventory
                                                                                -------------       --------------
16            Selling
                                                                                -------------       --------------
17            Administrative                                                        $198,770           $11,345,687
                                                                                -------------       --------------
18            Capital Expenditures
                                                                                -------------       --------------
19            Principal Payments on Debt
                                                                                -------------       --------------
20            Interest and Principal Payment on Bonds (Court Approved)                                 $39,000,000
                                                                                -------------       --------------
              Rent/Lease:
21                   Personal Property
                                                                                -------------       --------------
22                   Real Property                                                   $10,251            $4,228,532
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
23                   Salaries                                                                             $222,327
                                                                                -------------       --------------
24                   Draws
                                                                                -------------       --------------
25                   Commissions/Royalties
                                                                                -------------       --------------
26                   Expense Reimbursements                                                                 $7,618
                                                                                -------------       --------------
27                   Other (includes Retention Bonuses)                                                   $142,897
                                                                                -------------       --------------
28            Salaries/Commissions (less employee withholding)(3)                    $31,838           $4,543,915
                                                                                -------------       --------------
29            Management Fees
                                                                                -------------       --------------
              Taxes:
30                   Employee Withholding                                                              $2,399,779
                                                                                -------------       --------------
31                   Employer Payroll Taxes                                                              $351,492
                                                                                -------------       --------------
32                   Real Property Taxes                                                                 $237,230
                                                                                -------------       --------------
33                   Other Taxes                                                        $247             $272,066
                                                                                -------------       --------------
34            Other Cash Outflows:
                                                                                -------------       --------------
35                   ESPP refund                                                                          $512,394
                     -----------------------------------------------------      -------------       --------------
36                   Employee Expense Reimbursements (3)                                                  $232,118
                     -----------------------------------------------------      -------------       --------------
37                   Severance                                                                            $448,842
                     -----------------------------------------------------      -------------       --------------
38                   Reverse the unrealized gain for Packeteer Shares (1)                               $1,672,919
                     -----------------------------------------------------      -------------       --------------
39                   Retention Bonus                                                                      $838,713
                     -----------------------------------------------------      -------------       --------------
40                   Professional fees paid for services in connection
                     -----------------------------------------------------
                           with Chp 11 case                                          $646,268           $5,890,892
                          ------------------------------------------------      -------------       --------------
41                   U.S. Trustee Quarterly Fees                                                           $42,000
                     -----------------------------------------------------      -------------       --------------
42                   Expenses for Pre-petition liabilities (2)                                            $750,000
                     -----------------------------------------------------      -------------       --------------
43                   Settlement Charges                                           $12,319,400          $71,579,142
                     -----------------------------------------------------      -------------       --------------

44                   TOTAL CASH DISBURSEMENTS:                                    $13,206,774         $144,718,563
                                                                                -------------       --------------
45   NET INCREASE (DECREASE) IN CASH                                             ($13,094,217)       ($125,799,024)
                                                                                -------------       --------------
46   CASH BALANCE, BEGINNING OF PERIOD                                            $74,626,189         $187,330,996
                                                                                -------------       --------------
47   CASH BALANCE, END OF PERIOD                                                  $61,531,972          $61,531,972
                                                                                =============       ==============

NOTES:

(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.
(2)     Reduction of restricted cash - Surety Bonds.
(3) Includes payments made to former employees who are currently working under consulting agreements.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    10/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                        $281         $836,320
                                                                                                   -------------   --------------
2          Rent/Leases Collected
                                                                                                   -------------   --------------
3          Interest Received                                                                            $40,005       $4,012,714
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                       $198,770      $11,345,687
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property
                                                                                                   -------------   --------------
8               Real Property                                                                           $10,251       $4,228,532
                                                                                                   -------------   --------------
9          Cash Paid for Interest
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits (3)                                                   $31,838       $4,543,915
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                                $222,237
                                                                                                   -------------   --------------
12              Draws
                                                                                                   -------------   --------------
13              Commissions/Royalties
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                                    $7,618
                                                                                                   -------------   --------------
15              Other (includes Retention Bonuses)                                                                      $142,897
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                                    $351,492
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                                 $2,399,779
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                                     $237,230
                                                                                                   -------------   --------------
19              Other Taxes                                                                                $247         $272,066
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses
                                                                                                   -------------   --------------
21         Other cash inflows:
           ---------------------------------------------------------------------------------       -------------   --------------
22             Legal settlement                                                                                           $9,000
           ---------------------------------------------------------------------------------       -------------   --------------
23             Proceeds from sale of common stock in Packeteer, Inc.                                                  $1,810,635
           ---------------------------------------------------------------------------------       -------------   --------------
24             Interest accrued on government strip                                                                     $913,643
           ---------------------------------------------------------------------------------       -------------   --------------
25             Unrealized gain on short term investment                                                 $47,610         $192,824
           ---------------------------------------------------------------------------------       -------------   --------------
26             Proceeds from sale of fixed assets/Inventory                                                           $9,575,568
           ---------------------------------------------------------------------------------       -------------   --------------
27             Miscellaneous refund                                                                     $24,661         $844,609
           ---------------------------------------------------------------------------------       -------------   --------------
               Receipt on settlement from WFI                                                                           $250,000
           ---------------------------------------------------------------------------------       -------------   --------------
28             Voided cashier's checks paid for pre-petition expenses                                                   $474,226
           ---------------------------------------------------------------------------------       -------------   --------------
           Other cash outflows:
           ---------------------------------------------------------------------------------       -------------   --------------
29             ESPP refund                                                                                              $512,394
           ---------------------------------------------------------------------------------       -------------   --------------
30             Employee expense reimbursement (3)                                                                       $232,118
           ---------------------------------------------------------------------------------       -------------   --------------
31             Severance                                                                                                $448,842
           ---------------------------------------------------------------------------------       -------------   --------------
32             Reverse the unrealized gain on Packeteer shares (1)                                                    $1,672,919
           ---------------------------------------------------------------------------------       -------------   --------------
33             Retention Bonus                                                                                          $838,713
           ---------------------------------------------------------------------------------       -------------   --------------
34             Expenses for pre-petition liabilities (2)                                                                $750,000
           ---------------------------------------------------------------------------------       -------------   --------------
35             Interest and principal payment on Bonds (Court Approved)                                              $39,000,000
           ---------------------------------------------------------------------------------       -------------   --------------

36             NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS           ($128,549)    ($48,286,990)
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS

37         Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                   -------------   --------------
38         Professional Fees Paid for Services in Connection with Chp 11 Case                         ($646,268)     ($5,890,892)
                                                                                                   -------------   --------------
39         U.S. Trustee Quarterly Fees                                                                                  ($42,000)
           ---------------------------------------------------------------------------------       -------------   --------------
40         Settlement Charges                                                                      ($12,319,400)    ($71,579,142)
           ---------------------------------------------------------------------------------       -------------   --------------
41             NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                    ($12,965,668)    ($77,512,034)
                                                                                                   -------------   --------------
42  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     ($13,094,217)   ($125,799,024)
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
43         Capital Expenditures
                                                                                                   -------------   --------------
44         Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                   -------------   --------------
45
           ---------------------------------------------------------------------------------       -------------   --------------
46             NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
47         Net Borrowings (Except Insiders)
                                                                                                   -------------   --------------
48         Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                   -------------   --------------
49         Capital Contributions
                                                                                                   -------------   --------------
50         Principal Payments
                                                                                                   -------------   --------------
51
           ---------------------------------------------------------------------------------       -------------   --------------
52             NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0               $0
                                                                                                   -------------   --------------
53  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           ($13,094,217)   ($125,799,024)
                                                                                                   -------------   --------------
54  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                 $74,626,189     $187,330,996
                                                                                                   -------------   --------------
55  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                       $61,531,972      $61,531,972
                                                                                                   =============   ==============

NOTES:
        (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.
        (2) Reduction of restricted cash - Surety Bonds.
        (3) Includes payments made to former employees who are currently working under consulting agreements.

                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.               CASE NO.     01-53297
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Oct-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](1)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [ ];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:
(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  11/15/02                         /s/ Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    10/31/02
                                          ----------------


       CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold        (Schedule 'B')                          $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Rent/Lease:
   $0         $0         $0      15       Personal Property                                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Taxes:
   $0         $0         $0      20       Employer Payroll Taxes                                              $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:
   $0         $0         $0      37   Professional Fees                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Resulting Chp 11 Case
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     10/31/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents -- unrestricted                                                       $0
                                                                                                 ------------
 2        Cash and cash equivalents -- restricted                                                         $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add --
     Retail/Restaurants --                                    Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution --                                          Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer --
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less --
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other -- Explain                             $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods --

                                                                FIFO cost
                                                                                                             --------------
       Weekly                                                   LIFO cost
                               ---------                                                                     --------------
       Monthly                                                  Lower of cost or market
                               ---------                                                                     --------------
       Quarterly                                                Retail method
                               ---------                                                                     --------------
       Semi-annually                                            Other
                               ---------                                                                     --------------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment --
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures --
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment --
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements --
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles --
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA -- Employee                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA -- Employer                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION --                  AMOUNT  AMOUNT(b)
--------------------------------------------                 ------- ----------
         Secured claims(a)                                       $0         $0
                                                             ------- ----------
         Priority claims other than taxes                        $0         $0
                                                             ------- ----------
         Priority tax claims                                     $0         $0
                                                             ------- ----------
         General unsecured claims                                $0         $0
                                                             ------- ----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    10/31/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    10/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom New York, L.L.C.            CASE NO.     01-53301
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Oct-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor).

    Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](1)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [ ];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:
(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  11/15/02                         /s/ Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    10/31/02
                                          ----------------


       CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold        (Schedule 'B')                          $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      15   Rent/Lease:                                                             $0             $0
                                          Personal Property
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      20   Taxes:                                                                  $0             $0
                                          Employer Payroll Taxes
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      37 REORGANIZATION ITEMS:                                                     $0             $0
                                      Professional Fees
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from
------   --------   --------          Resulting Chp 11 Case                                                   $0             $0
                                                                                                   --------------    -----------
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     10/31/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents -- unrestricted                                                       $0
                                                                                                 ------------
 2        Cash and cash equivalents -- restricted                                                         $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add --
     Retail/Restaurants --                                    Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution --                                          Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer --
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less --
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other -- Explain                             $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods --

                                                                FIFO cost
                                                                                                             --------------
       Weekly                                                   LIFO cost
                               ---------                                                                     --------------
       Monthly                                                  Lower of cost or market
                               ---------                                                                     --------------
       Quarterly                                                Retail method
                               ---------                                                                     --------------
       Semi-annually                                            Other
                               ---------                                                                     --------------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment --
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures --
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment --
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements --
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles --
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA -- Employee                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA -- Employer                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION --                  AMOUNT  AMOUNT(b)
--------------------------------------------                 ------- ----------
         Secured claims(a)                                       $0         $0
                                                             ------- ----------
         Priority claims other than taxes                        $0         $0
                                                             ------- ----------
         Priority tax claims                                     $0         $0
                                                             ------- ----------
         General unsecured claims                                $0         $0
                                                             ------- ----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    10/31/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    10/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                                                               DESC EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Investment DC, Inc.         CASE NO.    01-53302
                                                        ------------
                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)
--------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Oct-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------


AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](1)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [ ];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  11/15/02                         /s/ Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    10/31/02
                                          ----------------



        CURRENT MONTH

----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:

   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold             (Schedule 'B')                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8

------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9

------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:

   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Rent/Lease:
   $0         $0         $0      15       Personal Property                                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Taxes:
   $0         $0         $0      20       Employer Payroll Taxes                                              $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:
   $0         $0         $0      37   Professional Fees                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Resulting Chp 11 Case

   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     10/31/02
                                         -------------------

ASSETS


                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8

          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS

22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24

          --------------------------------------------------------                               ------------
25

          --------------------------------------------------------                               ------------
26

          --------------------------------------------------------                               ------------
27

          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:

          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

          POST-PETITION

                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42

                          ---------------------------------------------------------------                          --------------
43

                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57

                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                       INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -

     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL

         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employee                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employer                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL

         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                             CLAIMED  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT AMOUNT (b)
-------------------------------------------                  ------- ----------
         Secured claims  (a)                                     $0         $0
                                                             ------- ----------
         Priority claims other than taxes                        $0         $0
                                                             ------- ----------
         Priority tax claims                                     $0         $0
                                                             ------- ----------
         General unsecured claims                                $0         $0
                                                             ------- ----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    10/31/02
                                             ----------------


                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7

              ------------------------------------------------------------      -------------       --------------
8

              ------------------------------------------------------------      -------------       --------------
9

              ------------------------------------------------------------      -------------       --------------
10

              ------------------------------------------------------------      -------------       --------------
11

              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33

                     -----------------------------------------------------      -------------       --------------
34

                     -----------------------------------------------------      -------------       --------------
35

                     -----------------------------------------------------      -------------       --------------
36

                     -----------------------------------------------------      -------------       --------------
37

                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    10/31/02
                                          ----------------


                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21

           ---------------------------------------------------------------------------------       -------------   --------------
22

           ---------------------------------------------------------------------------------       -------------   --------------
23

           ---------------------------------------------------------------------------------       -------------   --------------
24

           ---------------------------------------------------------------------------------       -------------   --------------
25

           ---------------------------------------------------------------------------------       -------------   --------------
26

           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31

           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36

           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42

           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom DC, L.L.C.                  CASE NO.     01-53300
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Oct-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------


1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH              FILING (1)
                                                                         --------------     -------------         ---------------


    a.  Current Assets                                                              $0                $0
                                                                         --------------     -------------
    b.  Total Assets                                                          $747,656          $747,656            $180,022,607
                                                                         --------------     -------------         ---------------
    c.  Current Liabilities                                                    $35,937           $35,937
                                                                         --------------     -------------
    d.  Total Liabilities                                                 $173,539,004      $173,539,004            $180,367,549
                                                                         --------------     -------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------     -------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------     -------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------     -------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------     -------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------     -------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------     -------------         ---------------



                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------     -------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0           ($179,331,118)
                                                                         --------------     -------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------     -------------         ---------------
6.  POST-PETITION LIABILITIES                                                  $35,937           $35,937
                                                                         --------------     -------------         ---------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------     -------------         ---------------


AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X] (2)        [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [(3)];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

(2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

(3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  11/15/02                         /s/ Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    10/31/02
                                          ----------------



        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0        n/a        n/a       1   Gross Sales                                                             $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a       2   less: Sales Returns & Allowances                                        $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a       3   Net Sales                                                               $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a       4   less: Cost of Goods Sold             (Schedule 'B')                     $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a       5   Gross Profit                                                            $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a       6   Interest                                                                $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a       7   Other Income:                                                           $0            n/a
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0        n/a        n/a      10       TOTAL REVENUES                                                      $0            n/a
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0        n/a        n/a      11   Compensation to Owner(s)/Officer(s)                                     $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      12   Salaries                                                                $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      13   Commissions                                                             $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      14   Contract Labor                                                          $0            n/a
------   --------   --------                                                                       --------------    -----------
                                      Rent/Lease:
   $0        n/a        n/a      15       Personal Property                                                   $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      16       Real Property                                                       $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      17   Insurance                                                               $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      18   Management Fees                                                         $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      19   Depreciation                                                            $0            n/a
------   --------   --------                                                                       --------------    -----------
                                      Taxes:
   $0        n/a        n/a      20       Employer Payroll Taxes                                              $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      21       Real Property Taxes                                                 $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      22       Other Taxes                                                         $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      23   Other Selling                                                           $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      24   Other Administrative                                                    $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      25   Interest                                                                $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      26   Other Expenses:                                                         $0            n/a
------   --------   --------                                -----------------------------------    --------------    -----------
                                 27
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 28
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 29
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 30
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 31
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 32
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 33
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                 34
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0        n/a        n/a      35       TOTAL EXPENSES                                                      $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      36 SUBTOTAL                                                                  $0            n/a
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:
   $0        n/a        n/a      37   Professional Fees                                                       $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      38   Provisions for Rejected Executory Contracts                             $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      39   Interest Earned on Accumulated Cash from                                $0            n/a
------   --------   --------          Resulting Chp 11 Case                                        --------------    -----------
             n/a        n/a      40   Gain or (Loss) from Sale of Equipment (1)                    ($179,164,338)           n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      41   U.S. Trustee Quarterly Fees                                             $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      42   Pre-petition California sales tax liabilities                    ($166,780)           n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      43        TOTAL REORGANIZATION ITEMS                              ($179,331,118)           n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                ($179,331,118)           n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        m/a      45   Federal & State Income Taxes                                            $0            n/a
------   --------   --------                                                                       --------------    -----------
   $0        n/a        n/a      46 NET PROFIT (LOSS)                                              ($179,331,118)           n/a
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTE:
    (1) To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     10/31/02
                                         -------------------

ASSETS


                                                                        FROM SCHEDULES            BOOK VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (BOOK VALUE)

10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D
          --------------------------------------------------------                               ------------
18                                                                            D
          --------------------------------------------------------                               ------------
19                                                                            D
          --------------------------------------------------------                               ------------
20                                                                            D
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS

22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24        Intercompany-Metricom Inc., the parent company                                            $747,656
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                              $747,656
                                                                                                 ------------
29                  TOTAL ASSETS                                                                    $747,656
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

          Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


    LIABILITIES FROM SCHEDULES

          POST-PETITION

                CURRENT LIABILITIES

30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                    $35,937
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                      $35,937
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                $35,937
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9

47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims(1)                                                F              $173,503,067
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                            $173,503,067
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                         $173,539,004
                                                                                                                   --------------
    EQUITY (DEFICIT)

52              Retained Earnings/(Deficit) at time of filing (1)                                                     $1,354,797
                                                                                                                   --------------
53              Capital Stock                                                                                         $5,184,973
                                                                                                                   --------------
54              Additional paid-in capital
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                      ($179,331,118)
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)
                                                                                                                   --------------
57

                          ---------------------------------------------------------------                          --------------
58              Market value adjustment
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                   ($172,791,348)
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                              $747,656
                                                                                                                   ==============

NOTE:  (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -                                                       $0
                                                                                                             --------------
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------  --------
FEDERAL

         Income Tax Withholding                                                                         $0
                                                        ---------  ---------- ---------- --------  --------
         FICA - Employee                                                                                $0
                                                        ---------  ---------- ---------- --------  --------
         FICA - Employer                                                                                $0
                                                        ---------  ---------- ---------- --------  --------
         Unemployment (FUTA)                                                                            $0
                                                        ---------  ---------- ---------- --------  --------
         Income                                                                                         $0
                                                        ---------  ---------- ---------- --------  --------
         Other (Attach List)                                                                            $0
                                                        ---------  ---------- ---------- --------  --------
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0        $0
                                                        ---------  ---------- ---------- --------  --------
STATE AND LOCAL

         Income Tax Withholding                                                                         $0
                                                        ---------  ---------- ---------- --------  --------
         Unemployment (UT)                                                                              $0
                                                        ---------  ---------- ---------- --------  --------
         Disability Insurance (DI)                                                                      $0
                                                        ---------  ---------- ---------- --------  --------
         Empl. Training Tax (ETT)                                                                       $0
                                                        ---------  ---------- ---------- --------  --------
         Sales                                                                           $35,937   $35,937
                                                        ---------  ---------- ---------- --------  --------
         Excise                                                                                         $0
                                                        ---------  ---------- ---------- --------  --------
         Real property                                                                                  $0
                                                        ---------  ---------- ---------- --------  --------
         Personal property                                                                              $0
                                                        ---------  ---------- ---------- --------  --------
         Income                                                                                         $0
                                                        ---------  ---------- ---------- --------  --------
         Other (Attach List)                                                                            $0
                                                        ---------  ---------- ---------- --------  --------
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0  $35,937   $35,937
                                                        ---------  ---------- ---------- --------  --------
TOTAL TAXES                                                   $0          $0         $0  $35,937   $35,937
                                                        =========  ========== ========== ========  ========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                                CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                     AMOUNT        AMOUNT (b)
-------------------------------------------                  -------------  -------------
         Secured claims  (a)                                           $0             $0
                                                             -------------  -------------
         Priority claims other than taxes                              $0             $0
                                                             -------------  -------------
         Priority tax claims                                      $25,122             $0
                                                             -------------  -------------
         General unsecured claims                            $180,342,426   $173,503,067
                                                             -------------  -------------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

     (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001.

     (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                            ACCOUNT 1       ACCOUNT 2        ACCOUNT 3        ACCOUNT 4
                                                        ---------------  ---------------  ---------------  ---------------
Bank                                                    Wells Fargo LLC
                                                        ---------------  ---------------  ---------------  ---------------
Account Type                                            General Banking
                                                        ---------------  ---------------  ---------------  ---------------
Account No.                                             4487-099655
                                                        ---------------  ---------------  ---------------  ---------------
Account Purpose                                         General Banking
                                                        ---------------  ---------------  ---------------  ---------------
Balance, End of Month                                               $0
                                                        ---------------  ---------------  ---------------  ---------------
Total Funds on Hand for all Accounts                                $0
                                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    10/31/02
                                             ----------------


                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS

1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7

              ------------------------------------------------------------      -------------       --------------
8

              ------------------------------------------------------------      -------------       --------------
9

              ------------------------------------------------------------      -------------       --------------
10

              ------------------------------------------------------------      -------------       --------------
11

              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS

13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    10/31/02
                                          ----------------


                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============